Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vulcan International Corporation (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Benjamin Gettler, Chairman of the Board and Chief Executive Officer of the Company and Vernon E. Bachman, Vice President and Secretary-Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2004

/s/Benjamin Gettler

Benjamin Gettler

Chairman of the Board and

Chief Executive Officer

November 10, 2004

/s/Vernon E. Bachman

Vernon E. Bachman

Vice President and

Secretary-Treasurer